UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 4, 2026

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4453 North First Street, Suite 100

San Jose, California 95134

(Address of principal executive offices)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC
(The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

On February 4, 2026, Desmond Lynch, Senior Vice President, Chief Financial Officer of Rambus Inc. (the “Company”) notified the Company that he was resigning with an effective date as of February 27, 2026. Mr. Lynch is resigning to pursue another professional opportunity, and his departure is not related to any disagreement with the Company relating to its operations, policies or practices. The Company thanks Mr. Lynch for his years of valuable service.

(c) Appointment of Certain Officers

In connection with and effective upon Mr. Lynch’s departure, the Company is appointing John Allen to the position of Vice President, Interim Chief Financial Officer. Mr. Allen will also continue to serve in his current role of the Company’s Chief Accounting Officer.

Mr. Allen, age 62, currently serves as the Company’s Vice President, Accounting and Chief Accounting Officer, and has served in that role since 2023. Previously, Mr. Allen served as Senior Vice President, Corporate Controller of Xperi Inc., a consumer and entertainment technology company, from 2012 to March 2023. Mr. Allen received a BA degree in Business Economics from the University of California, Santa Barbara in 1985.

Mr. Allen’s current annual compensation consists of a base salary of $383,985 and a target bonus of $153,594, and he is eligible for an annual equity grant. Mr. Allen’s compensatory arrangements are subject to review and adjustment in accordance with the Company’s applicable practices and policies.

There is no arrangement or understanding between Mr. Allen and any other person pursuant to which Mr. Allen was appointed as Interim Chief Financial Officer. There are no family relationships between Mr. Allen and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On February 10, 2026, the Company issued a press release announcing Mr. Allen’s appointment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 10, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2026	Rambus Inc.

/s/ John Shinn
John Shinn Senior Vice President and General Counsel